UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008

interCLICK, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South Suite 908-909 New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

As of June 25, 2008, our Board of Directors approved an amendment to our Certificate of Incorporation in order to change our name to “interCLICK, Inc.” from “Customer Acquisition Network Holdings, Inc.” (the “Name Change Amendment”). On June 25, 2008, stockholders representing the requisite number of votes necessary to approve the Name Change Amendment took action via written consent approving the Name Change Amendment. We filed a Certificate of Amendment with respect to the Name Change Amendment with the Secretary of State of the State of Delaware on June 25, 2008. The full text of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 8.01.	Other Events.

On July 1, 2008, we issued a press release announcing that we had changed our name to “interCLICK, Inc.” from “Customer Acquisition Network Holdings, Inc.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation

3.2	Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to our Registration Statement on Form SB-2 filed on March 8, 2007)

99.1	Press Release, dated July 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 1, 2008

interCLICK, Inc.

By:	/s/ Michael Mathews
Michael Mathews
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation

3.2	Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to our Registration Statement on Form SB-2 filed on March 8, 2007)

99.1	Press Release, dated July 1, 2008